SUBORDINATION AGREEMENT

     This SUBORDINATION AGREEMENT (this "Agreement") is made as of this 18th day of June, 2007, by and among Laurus Master Fund, Ltd. ("Lender" or "Laurus"), High Capital Funding, LLC ("High Capital") and other future investors that become signators hereto (together with High Capital, the "Subordinated Creditor").

     WHEREAS, Tarpon Industries, Inc., a Michigan corporation ("Borrower"), is indebted to Laurus, pursuant to a Promissory Note dated December 13, 2005 in the original principal amount of $6,000,000 (including all substitutions and replacements thereof, the "Subordinated Note"), which is secured by (i) a guaranty of even date therewith from Eugene Welding Co., Steelbank Tubular, Inc., MTM Acquisition Company, JS&T Acquisition Company and FM, Inc. (collectively, the "Subsidiaries"), and (ii) a Master Security Agreement of even date therewith and a Stock Pledge Agreement of even date therewith, each between Laurus, Borrower and the Subsidiaries (collectively, the "Laurus Debt Instruments"), and Borrower and the Subsidiaries will or may from time to time hereafter be otherwise indebted to Laurus in various sums;

     WHEREAS, Eugene Welding Co. is indebted to LaSalle Bank Midwest, N.A. ("LaSalle") pursuant to that certain Loan and Security Agreement dated August 11, 2004 (as the same may be amended, supplemented or replaced from time to time, the "Eugene Loan Agreement") and is secured by a guaranty of the Borrower and Steelbank Tubular Inc.;

     WHEREAS, Steelbank Tubular Inc. is indebted to LaSalle Business Credit, a division of ABN AMRO Bank N.V., Canada Branch ("ABN AMRO") pursuant to that certain Loan Agreement dated February 17, 2005 (as the same may be amended, supplemented or replaced from time to time, the "Steelbank Loan Agreement") and is secured by a guaranty of the Borrower and Eugene Welding Co.;

     WHEREAS, Laurus, LaSalle and ABN AMRO are parties to that certain Subordination Agreement made as of December 13, 2005 (as amended, restated, modified or supplemented from time to time, the "Laurus Subordination Agreement"), setting forth the respective rights and intercreditor relationship of Laurus, LaSalle and ABN AMRO;

     Whereas, the Subordinated Creditor has entered into a certain financing agreement with the Borrower dated as of June 11, 2007 (the "Financing Agreement") pursuant to which Borrower has or will issue certain notes in favor of Subordinated Creditor (the "Bridge Notes"); and

     WHEREAS, Subordinated Creditor is desirous of having Lender extend and/or continue the extension of credit to Borrower and the Subsidiaries from time to time as Lender in its sole discretion may determine, and Lender has refused to consider the extension and/or continued extension of such credit until the Subordinated Creditor Debt (as defined below) and Subordinated Creditor's Collateral (as defined below) is subordinated to the Senior Debt (as defined below) and the Lender's Collateral (as defined below) in the manner hereinafter set forth; and

     WHEREAS, the extension and/or continued extension of credit, as aforesaid, by Lender is necessary or desirable to the conduct and operation of the business of Borrower and the Subsidiaries, and will inure to the personal and financial benefit of the Subordinated Creditor.

     NOW,  THEREFORE,   in  consideration  of  the  extension  and/or  continued
extension of credit by Lender to Borrower and/or the Subsidiaries, as Lender may, in its sole discretion, determine, and for other good and valuable consideration to Subordinated Creditor, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree that:

     (A) Subordinated Creditor subordinates the indebtedness evidenced by the Subordinated Creditor Debt Instruments, and all substitutions and replacements thereof, as well as any and all other indebtedness now or at any time or times hereafter owing by Borrower or any Subsidiary, or any successor or assign of Borrower or any Subsidiary, including without limitation, a receiver, trustee, or debtor-in-possession (the term "Borrower" and "Subsidiary" as used hereinafter shall include any such successors or assigns) to Subordinated
Creditor, whether such indebtedness is absolute or contingent, direct or indirect and howsoever evidenced, including without limitation all interest thereon (collectively, the "Subordinated Creditor Debt") to any and all indebtedness now or at any time or times hereafter owing by Borrower and/or any Subsidiary to Lender (whether absolute or contingent, direct or indirect and howsoever evidenced, including without limitation all interest thereon, whether or not such interest is allowed in a bankruptcy or similar proceeding) and all other demands, claims, liabilities or causes of action for which Borrower and/or any Subsidiary may now or at any time or times hereafter in any way be liable to Lender, whether under any agreement, instrument, or document executed and delivered or made by Borrower or any Subsidiary to Lender or otherwise (collectively, the "Senior Debt");

     (B) Subordinated Creditor agrees not to ask for or receive from Borrower, any Subsidiary or any other person or entity any security for the Subordinated Creditor Debt not specifically granted by the Subordinated Creditor Debt Instruments; agrees to subordinate all security interests, liens, encumbrances and claims, whether now existing or hereafter arising, including without limitation claims under guaranties of the Subordinated Creditor Debt, which in any way secure the payment of the Subordinated Creditor Debt ("Subordinated Creditor's Collateral") to all security interests, liens, encumbrances and claims, whether now existing or hereafter arising, including without limitation claims under guaranties of the Senior Debt, which in any way secure the payment of the Senior Debt (the "Lender's Collateral");

     (C) Subordinated Creditor agrees that it will not take any action to enforce any of its liens or claims on Subordinated Creditor's Collateral, unless and until Lender has, in writing, notified Subordinated Creditor that the Senior Debt has been paid in full and all obligations arising in connection therewith have been discharged; agrees that in the event Lender forecloses or realizes upon or enforces any of its rights with respect to Lender's Collateral, or Borrower or any Subsidiary sells any of Lender's Collateral in a transaction consented to by Lender, Subordinated Creditor shall, upon demand, execute such terminations, partial releases and other documents as Lender requests in its sole discretion to release Subordinated Creditor's lien and claims upon such Lender's Collateral to the extent of such parties' interest therein; agrees that it shall have no right to possession of any assets included in the Lender's Collateral, whether by judicial action or otherwise, unless and until Lender has, in writing, notified Subordinated Creditor that all the Senior Debt has been paid in full and all obligations arising in connection therewith have been discharged; agrees that it will not contest the validity, perfection, priority or enforceability of any lien or security interest now or hereafter granted to secure the Senior Debt; and agrees that, as between Lender and the Subordinated Creditor, the terms of this Subordination Agreement shall govern even if all or part of the Lender's claim or the liens or security interests securing payment thereof, are avoided, disallowed, set aside or otherwise invalidated;

     (D) Subordinated Creditor agrees to instruct Borrower and the Subsidiaries not to pay, and agrees not to accept payment of, or assert, demand, sue for or seek to enforce against Borrower, the Subsidiaries or any other person or entity, by setoff or otherwise, all or any portion of the Subordinated Creditor Debt or any of the Subordinated Creditor Debt Instruments unless and until Lender has, in writing, notified Subordinated Creditor that the Senior Debt has been paid in full and all obligations arising in connection therewith have been discharged; except, however, until the occurrence of an event that would constitute an Event of Default (with or without notice or lapse of time) under that certain Loan and Security Agreement between Eugene Welding Co. and LaSalle dated August 11, 2004, as the same may be amended, supplemented or replaced from time to time (the "EWCO Loan Agreement"), or under that certain Loan Agreement between Steelbank Tubular Inc. and ABN AMRO dated February 17, 2005, as the same may be amended, supplemented or replaced from time to time (the "Steelbank Loan Agreement"), or under any of the Laurus Debt Instruments, or other loan agreement between Lender and Borrower and/or any other Subsidiary (such other loan agreements, the EWCO Loan Agreement and the Steelbank Loan Agreement are collectively referred to herein as the "Loan Agreement"), Borrower may make and Subordinated Creditor may accept from Borrower regularly scheduled payments of interest under the Subordinated Creditor Debt Instruments on an unaccelerated basis when and as due, to the extent such payments would not otherwise cause an Event of Default under the Loan Agreement;

     (E) Borrower and Subordinated Creditor acknowledge that as of the date of this Agreement, Events of Default have occurred and are continuing under the Loan Agreement, and therefore, as of the date of this Agreement and until further notice from Lender, and while any obligations are outstanding from any of the Borrower or the Subsidiaries to LaSalle or ABN AMRO, also from LaSalle and ABN AMRO, to Subordinated Creditor to the contrary, Borrower may not make and Subordinated Creditor may not accept any payments otherwise permitted in Paragraph (D) above.

     (F) Subordinated Creditor subrogates Lender to the Subordinated Creditor Debt and Subordinated Creditor's Collateral and irrevocably authorizes Lender
(i) to collect, receive, enforce and accept any and all sums or distributions of any kind that may become due, payable or distributable on or in respect of the Subordinated Creditor Debt or Subordinated Creditor's Collateral, whether paid directly by Borrower or paid or distributed in any liquidation, bankruptcy, arrangement, receivership, assignment, reorganization or dissolution proceedings or otherwise, and (ii) in Lender's sole discretion, to make and present claims therefor in, and take such other actions as Lender deems necessary or advisable in connection with, any such proceedings, in Lender's name; and agrees that upon the written request of Lender, it will promptly assign, endorse and deliver to and deposit with Lender all agreements, instruments and documents evidencing the Subordinated Creditor Debt, including without limitation the Subordinated Creditor Debt Instruments;

     (G) Subordinated Creditor agrees to receive and hold in trust for and promptly turn over to Lender, in the form received (except for the endorsement or assignment by Subordinated Creditor where necessary), any sums at any time paid to, or received by, Subordinated Creditor in violation of the terms of this Agreement and to reimburse Lender for all costs, including reasonable attorney's fees, incurred by Lender in the course of collecting said sums should Subordinated Creditor fail to voluntarily turn the same over to Lender as herein required. If Subordinated Creditor fails to endorse or assign to Lender any items of payment received by Subordinated Creditor on account of the Subordinated Creditor Debt or Subordinated Creditor's Collateral, Subordinated Creditor hereby irrevocably makes, constitutes and appoints Lender (and all persons designated by Lender for that purpose) as Subordinated Creditor's true and lawful attorney and agent-in-fact, to make such endorsement or assignment in Subordinated Creditor's name; and

     (H) Subordinated Creditor agrees that it shall not modify or amend any agreement, instrument or document evidencing or securing the Subordinated Creditor Debt, including without limitation the Subordinated Creditor Debt Instruments, without the prior written consent of Lender; and

     (I) (1) The following provisions shall apply while any obligations are outstanding from any of the Borrower or the Subsidiaries to LaSalle or ABN AMRO
- Notwithstanding anything to the contrary stated herein, in the event that the Borrower completes a Qualified Offering (as defined in the Financing Agreement as in effect on the date hereof) raising a minimum of $6,000,000 of gross proceeds, then payment of principal and accrued interest under the Subordinated Creditor Debt Instruments may be made to the Subordinated Creditor provided that
(1) no Event of -------- ---- Default under the Steelbank Loan Agreement or the EWCO Loan Agreement (including, without limitation, any Specified Default, as such term is defined below), or under the Laurus Debt Instruments, is then outstanding and (2) the New Forbearance Period (as defined in that certain letter agreement between LaSalle and ABN AMRO and the Company dated as of June 18, 2007 (the "Forbearance Letter")) has not been terminated and has not ended by its terms.

          (2) The following provisions shall apply while no obligations are outstanding from any of the Borrower or the Subsidiaries to LaSalle or ABN AMRO - Notwithstanding anything to the contrary stated herein, in the event that the Borrower completes a Qualified Offering (as defined in the Financing Agreement) raising a minimum of $6,000,000 of gross proceeds, then payment of principal and accrued interest on the Bridge Notes may be made to the Subordinated Creditor.

     Subordinated Creditor represents and warrants to Lender that Subordinated Creditor has not assigned or otherwise transferred the Subordinated Creditor Debt or the Subordinated Creditor's Collateral, or any interest therein to any person or entity, that Subordinated Creditor will make no such assignment or other transfer thereof unless the instrument of assignment or transfer is endorsed with proper notice of this Agreement and such assignee or transferee agrees to be bound by its terms, and that all agreements, instruments and documents evidencing the Subordinated Creditor Debt and the Subordinated Creditor's Collateral will be endorsed with proper notice of this Agreement. Subordinated Creditor will promptly deliver to Lender a copy of the Subordinated Creditor Debt Instruments, as well as copies of all other agreements, instruments and documents hereafter evidencing any Subordinated Creditor Debt. Subordinated Creditor represents and warrants to Lender that the outstanding principal amount of Subordinated Creditor Debt evidenced by the Subordinated Creditor Debt Instruments as of the date of this Agreement is $500,000, and such principal amount shall not be increased to more than a total of $1,700,000 without the prior written consent of the Lender.

     Subordinated Creditor expressly waives all notice of the acceptance by Lender of the subordination and other provisions of this Agreement and all notices not specifically required pursuant to the terms of this Agreement, and Subordinated Creditor expressly waives reliance by Lender upon the subordination and other provisions of this Agreement as herein provided Subordinated Creditor consents and agrees that all Senior Debt shall be deemed to have been made, incurred and/or continued at the request of Subordinated Creditor and in reliance upon this Agreement. Subordinated Creditor agrees that Lender has made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the documents, instruments and agreements evidencing the Senior Debt, that Lender shall be entitled to manage and supervise its financial arrangements with Borrower and the Subsidiaries in accordance with its usual practices, without impairing or affecting this Agreement, and that Lender shall have no liability to Subordinated Creditor, and Subordinated Creditor hereby waives any claim which it may now or hereafter have against Lender arising out of (i) any and all actions which Lender takes or omits to take (including without limitation actions with respect to the creation, perfection or continuation of liens or security interests in any existing or future Lender's Collateral, actions with respect to the occurrence of an event of default under any documents, instruments or agreements evidencing the Senior Debt, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of Lender's Collateral and actions with respect to the collection of any claim for all or any part of the Senior Debt from any account debtor, guarantor or other person or entity) with respect to the documents, instruments and agreements evidencing the Senior Debt or to the collection of the Senior Debt or the valuation, use, protection or release of Lender's Collateral (ii) Lender's election in any proceeding instituted under Canadian bankruptcy and insolvency laws or under Chapter 11 of Title 11 of United States Code (11 U.S.C. ss.ss. 101 et. seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or
(iii) any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code or by court order by Borrower or any Subsidiary, as debtor in possession. Without limiting the generality of the foregoing, Subordinated Creditor waives the right to assert the doctrine of marshalling with respect to any of the Lender's Collateral, and consents and agrees that Lender may proceed against any or all of the Lender's Collateral in such order as Lender shall determine in its sole discretion.

     Subordinated Creditor agrees that Lender, at any time and from time to time hereafter, may enter into such agreements with Borrower and/or any Subsidiary as Lender may deem proper extending the time of payment of or renewing or otherwise altering the terms of all or any of the Senior Debt or affecting any of Lender's Collateral, and may sell or surrender or otherwise deal with any of Lender's Collateral, and may release any balance of funds of Borrower or any Subsidiary with Lender, without notice to Subordinated Creditor and without in any way impairing or affecting this Agreement.

     This Agreement shall be irrevocable and shall constitute a continuing agreement of subordination and shall be binding on the undersigned and each of their respective successors and assigns, and shall inure to the benefit of the other parties hereto, and each of their respective successors and assigns until the earlier of the following: (i) Lender has, in writing, notified Subordinated Creditor that all of the Senior Debt has been paid in full and all obligations arising in connection therewith have been discharged, and (ii) Subordinated Creditor has, in writing, notified Lender that all of the Subordinated Creditor Debt has been paid in full and all obligations arising in connection therewith have been discharged. Lender may continue, without notice to Subordinated Creditor, to lend monies, extend credit and make other accommodations to or for the account of Borrower and/or any Subsidiary on the faith hereof. Subordinated Creditor hereby agrees that all payments received by Lender may be applied, reversed, and reapplied, in whole or in part, to any of the Senior Debt, without impairing or affecting this Agreement. This Agreement shall not inure to the benefit of any third parties.

     Subordinated Creditor hereby assumes responsibility for keeping itself informed of the financial condition of Borrower, the Subsidiaries, any and all endorsers and any and all guarantors of the Senior Debt and the Subordinated Creditor Debt and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt and the Subordinated Creditor Debt that diligent inquiry would reveal, and Subordinated Creditor hereby agrees that Lender shall have no duty to advise Subordinated Creditor of information known to Lender regarding such condition or any such circumstances or to undertake any investigation not a part of its regular business routine; and Lender hereby agrees that Subordinated Creditor shall have no duty to advise Lender of information known to

Subordinated Creditor regarding such condition or any such circumstances or to undertake any investigation not a part of its regular business routine. If Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any information of the type described herein to Subordinated Creditor, Lender shall be under no obligation to subsequently update any such information or to provide any such information to Subordinated Creditor on any subsequent occasion; and if Subordinated Creditor, in its sole discretion, undertakes, at any time or from time to time, to provide any information of the type described herein to Lender, Subordinated Creditor shall be under no obligation to subsequently update any such information or to provide any such information to Lender on any subsequent occasion.

     Subordinated Creditor hereby authorizes Lender to file and/or record UCC or PPSA financing statements for the purpose of providing notice to third parties of the existence and effect of this Agreement.

     No waiver shall be deemed to be made by Lender of any of its rights hereunder unless the same shall be in writing signed on behalf of Lender, and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of Lender or the obligations of Subordinated Creditor to Lender in any other respect at any other time.

     Nothing contained herein shall be deemed to alter, modify, amend, supplement or replace the Laurus Subordination Agreement, which remains in full force and effect. In the event of any conflict or inconsistency between this Agreement and the Laurus Subordination Agreement, the Laurus Subordination Agreement shall control.

     THIS AGREEMENT SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF MICHIGAN.

     To induce Lender to accept this Agreement, Subordinated Creditor irrevocably agrees that, subject to Lender's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF GRAND RAPIDS, STATE OF MICHIGAN. SUBORDINATED CREDITOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE. SUBORDINATED CREDITOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST SUBORDINATED CREDITOR BY LENDER IN ACCORDANCE WITH THIS PARAGRAPH.

     SUBORDINATED CREDITOR HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT.

     IN WITNESS WHEREOF, this Agreement has been executed as of this 18th day of June, 2007.

                                        HIGH CAPITAL FUNDING, LLC


                                        By: /s/ Fred A. Brasch
                                           -------------------------------------
                                           Fred A. Brasch


                                           Address:
                                           333 Sandy Springs Circle, Suite 230
                                           Atlanta, GA 30328

                                           Attention:   Fred A. Brasch, CFO


                                        [SUBORDINATED CREDITOR]


                                        By:
                                           -----------------------------------
                                           [Subordinated Creditor]

                                        Address:
                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------
                                        Attention:
                                                  ------------------------------



                                        [SUBORDINATED CREDITOR]


                                        By:
                                           -----------------------------------
                                           [Subordinated Creditor]

                                        Address:
                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------
                                        Attention:
                                                  ------------------------------

                                        [SUBORDINATED CREDITOR]


                                        By:
                                           -----------------------------------
                                           [Subordinated Creditor]

                                        Address:
                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------
                                        Attention:
                                                  ------------------------------



                                        [SUBORDINATED CREDITOR]


                                        By:
                                           -----------------------------------
                                           [Subordinated Creditor]

                                        Address:
                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------
                                        Attention:
                                                  ------------------------------

ACKNOWLEDGMENT OF SIGNATURES
STATE OF          )
         ---------
         ) SS.
COUNTY OF )


     I, _____________, a Notary Public in and for the state and county aforesaid, do hereby certify that before me this day personally appeared _______________, known to me to be the _______________ of the entity that executed the foregoing Agreement, and acknowledged to me that he (they) executed and delivered the foregoing Agreement for and on behalf of the entity, for the uses set forth therein.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ______ day of ________, 2007.

                                       _________________________________
                                       Notary Public
                                       My Commission Expires:___________

                      BORROWER'S AND SUBSIDIARIES' CONSENT

     Borrower and the Subsidiaries each hereby consents to the foregoing Agreement (and the terms thereof) and agrees to abide thereby and to keep, observe and perform the several matters and things therein intended to be kept, observed and performed by it, and specifically agrees not to make any payments contrary to the terms of said Agreement.

     A breach of any of the terms and conditions of this consent shall constitute an "Event of Default" under the Laurus Debt Instruments.

FM, INC.                                     TARPON INDUSTRIES, INC.


By: /s/ James W. Bradshaw                    By: /s/ James W. Bradshaw
    ---------------------------                  ---------------------------
Name:  James W. Bradshaw                         Name:  James W. Bradshaw
Title: Chief Executive Officer                   Title: Chief Executive Officer



                                             EUGENE WELDING CO.


                                             By /s/ James W. Bradshaw
                                                -----------------------------
                                                Title: Chief Executive Officer


                                             STEELBANK TUBULAR INC.


                                             By /s/ James W. Bradshaw
                                                -----------------------------
                                                Title: Chief Executive Officer


                                             MTM ACQUISITION COMPANY


                                             By /s/ James W. Bradshaw
                                                -----------------------------
                                                Title: Chief Executive Officer


                                             JS&T ACQUISITION COMPANY


                                             By /s/ James W. Bradshaw
                                                -----------------------------
                                                Title: Chief Executive Officer

                          ACKNOWLEDGMENT OF SIGNATURES

STATE OF          )
         ---------
         ) SS.
COUNTY OF )

     I, ______________________, a Notary Public in and for the state and county aforesaid, do hereby certify that before me this day personally appeared ________________ known to me to be the ______________ of the corporation that executed the foregoing consent and acknowledged to me that he (they) executed and delivered the foregoing consent for and on behalf of the corporation, for the uses set forth therein.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ____ day of _________, 2007.

                                           ________________________
                                           Notary Public
                                           My Commission Expires:__________


                          ACKNOWLEDGMENT OF SIGNATURES

STATE OF          )
         ---------
         ) SS.
COUNTY OF )

     I, ______________________, a Notary Public in and for the state and county aforesaid, do hereby certify that before me this day personally appeared _____________ known to me to be the __________ of the corporation that executed the foregoing consent and acknowledged to me that he (they) executed and delivered the foregoing consent for and on behalf of the corporation, for the uses set forth therein.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ____ day of _____________, 2007.

                                           _________________________
                                           Notary Public
                                           My Commission Expires:__________

                          ACKNOWLEDGMENT OF SIGNATURES

STATE OF          )
         ---------
         ) SS.
COUNTY OF )

     I, ______________________, a Notary Public in and for the state and county aforesaid, do hereby certify that before me this day personally appeared _____________ known to me to be the __________ of the corporation that executed the foregoing consent and acknowledged to me that he (they) executed and delivered the foregoing consent for and on behalf of the corporation, for the uses set forth therein.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ____ day of _____________, 2007.

                                             ________________________
                                             Notary Public
                                             My Commission Expires:_________




                          ACKNOWLEDGMENT OF SIGNATURES

STATE OF          )
         ---------
         ) SS.
COUNTY OF )

     I, ______________________, a Notary Public in and for the state and county aforesaid, do hereby certify that before me this day personally appeared _____________ known to me to be the __________ of the corporation that executed the foregoing consent and acknowledged to me that he (they) executed and delivered the foregoing consent for and on behalf of the corporation, for the uses set forth therein.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ____ day of _____________, 2007.

                                             ________________________
                                             Notary Public
                                             My Commission Expires:_________

                          ACKNOWLEDGMENT OF SIGNATURES

STATE OF          )
         ---------
         ) SS.
COUNTY OF )

     I, ______________________, a Notary Public in and for the state and county aforesaid, do hereby certify that before me this day personally appeared _____________ known to me to be the __________ of the corporation that executed the foregoing consent and acknowledged to me that he (they) executed and delivered the foregoing consent for and on behalf of the corporation, for the uses set forth therein.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ____ day of _____________, 2007.


                                             ________________________
                                             Notary Public
                                             My Commission Expires:_________



                          ACKNOWLEDGMENT OF SIGNATURES

STATE OF          )
         ---------
         ) SS.
COUNTY OF )

     I, ______________________, a Notary Public in and for the state and county aforesaid, do hereby certify that before me this day personally appeared _____________ known to me to be the __________ of the corporation that executed the foregoing consent and acknowledged to me that he (they) executed and delivered the foregoing consent for and on behalf of the corporation, for the uses set forth therein.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ____ day of _____________, 2007.

                                             ________________________
                                             Notary Public
                                             My Commission Expires:_________

                                LENDER'S CONSENT

     LaSalle hereby consents and agrees to the foregoing Agreement (and the terms thereof).

                                LASALLE BANK MIDWEST N.A.


                                By: /s/Brian Kundich
                                   -------------------------------------------
                                Title: First Vice President



     ABN AMRO hereby consents and agrees to the foregoing Agreement (and the terms thereof).

                                LASALLE BUSINESS CREDIT, a division of
                                ABN AMRO BANK A.V., CANADA BRANCH


                                 By:  /s/ Aaron Tuner
                                      ---------------------------------
                                      Aaron Tuner
                                      Senior Vice President

                                      /s/ David Carson
                                      ---------------------------------
                                      David Carson
                                      Vice President



                          ACKNOWLEDGMENT OF SIGNATURES

STATE OF          )
         ---------
         ) SS.
COUNTY OF )

     I, ______________________ a Notary Public in and for the state and county aforesaid, do hereby certify that before me this day personally appeared _____________, known to me to be the __________ of the corporation that executed the foregoing consent and acknowledged to me that he (they) executed and delivered the foregoing consent for and on behalf of the corporation, for the uses set forth therein.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ____ day of __________, 2007.

                                        ________________________
                                        Notary Public
                                        My Commission Expires:  ______________

                 (Additional acknowledgement on following page)

                          ACKNOWLEDGMENT OF SIGNATURES

STATE OF          )
         ---------
         ) SS.
COUNTY OF )

     I, ______________________ a Notary Public in and for the state and county aforesaid, do hereby certify that before me this day personally appeared _____________, known to me to be the __________ of the corporation that executed the foregoing consent and acknowledged to me that he (they) executed and delivered the foregoing consent for and on behalf of the corporation, for the uses set forth therein.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ___ day of ___________________, 2007.

                                         ______________________
                                         Notary Public
                                         My Commission Expires:  ______________

                                 LAURUS CONSENT

     Laurus hereby consents and agrees to the foregoing Agreement (and the terms thereof).

                                         LAURUS MASTER FUND, LTD.

                                         By:/s/ David Grin
                                            ---------------------------
                                         Title: First Vice President



                          ACKNOWLEDGMENT OF SIGNATURES

STATE OF NEW YORK     )
                      ) SS.
COUNTY OF NEW YORK    )

     I, Christian Thomas, a Notary Public in and for the state and county aforesaid, do hereby certify that before me this day personally appeared David Grin, known to me to be the Director of Laurus that executed the foregoing consent and acknowledged to me that he (they) executed and delivered the foregoing consent for and on behalf of the corporation, for the uses set forth therein.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 18th day of June, 2007.

                                         /s/Christian Thomas
                                         ---------------------------------
                                         Notary Public
                                         My Commission Expires: 3/28/09